UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 24, 2024

Bellicum Pharmaceuticals, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-36783	20-1450200
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3730 Kirby Drive, Ste. 1200, Houston, TX 77098

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: 281-454-3424

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.02 Unregistered Sales of Equity Securities.

On January 24, 2024, the Board of Directors (the “Board”) of Bellicum Pharmaceuticals, Inc. (the “Company”) authorized the issuance of one (1) share of Series A Junior Preferred Stock, par value $0.01 per share (the “Super-Voting Share”) to Richard A. Fair, a current director of the Company, for the purchase price of $0.01.

The Company relied upon an exemption from registration in accordance with Section 4(a)(2) of the Securities Act of 1933. The Company was able to rely upon this exemption because this issuance does not constitute a public offering of its shares.

Reference is made to the information regarding the Super-Voting Share disclosed in Item 5.03 of this Current Report on Form 8-K, which is incorporated by reference into this Item 3.02.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On January 24, 2024, the Company filed a Certificate of Designation of Series A Junior Preferred Stock (the “Certificate of Designation”) with the Secretary of State of the State of Delaware with respect to the Super-Voting Share.

The rights, preferences and privileges of the Super-Voting Share are set forth in the Certificate of Designation. The Super-Voting Share entitles the holder thereof to cast on each matter submitted for stockholder approval at the Adjourned Special Meeting (as defined herein) a number of votes equal to the number of shares of common stock of the Company (the “Common Stock”) outstanding on the record date for the Adjourned Special Meeting, provided that the holder casts such votes in a manner that is proportionate to the manner in which all shares of Common Stock present, in person or by proxy, at the Adjourned Special Meeting are voted with respect to such matter. The votes cast by the Super-Voting Share shall thus be “for,” “against,” and “abstain” (if any) with respect to the proposals being voted on at the Adjourned Special Meeting in amounts proportionate to the aggregate voting results of the Common Stock present, in person or by proxy at the Adjourned Special Meeting with respect to such proposals.

The Super-Voting Share shall rank (i) senior to the Common Stock and any other class or series of capital stock established by the Company in the future, the terms of which specifically provide that such series ranks junior to the Series A Junior Preferred Stock as to the distribution of assets upon the Company’s liquidation, dissolution or winding up, (ii) on parity with any class or series of capital stock that the Company may establish in the future the terms of which specifically provide that such class or series ranks on parity with the Series A Junior Preferred Stock with respect to the distribution of assets upon the Company’s liquidation, dissolution or winding up, and (iii) junior to the Company’s Series 1 Redeemable Convertible Non-Voting Preferred Stock, Series 2 Redeemable Convertible Non-Voting Preferred Stock, Series 3 Redeemable Convertible Non-Voting Preferred Stock and any other class or series of capital stock established by the Company in the future.

The holder of the Super-Voting Share is not entitled to receive dividends. Subject to the prior rights of any other class or series of capital stock of the Company, upon a liquidation, dissolution or winding up of the Company, the holder of the Super-Voting Share will be entitled to $0.01 (payable out of funds legally available therefor) before any distribution or payment shall be made to the holders of Common Stock.

The holder of the Super-Voting Share may not transfer such share or any interest in such share to any other person or entity without the prior consent of the Board.

This description of the Super-Voting Share does not purport to be complete and is qualified in its entirety by reference to the text of the Certificate of Designation for the Super-Voting Share, a copy of which is filed as Exhibit 3.1 to this report this Current Report on Form 8-K and is incorporated herein by reference.

On January 24, 2024, the Board approved the amendment of Article III, Section 8 of the Company’s bylaws to enable the holders of a majority of the voting power of, rather than the majority of, the outstanding shares of stock of the Company entitled to vote at a meeting of stockholders to constitute a quorum for the transaction of business.

This description of the amendment to the Company’s bylaws does not purport to be complete and is qualified in its entirety by reference to the text of the amendment, a copy of which is filed as Exhibit 3.2 to this report this Current Report on Form 8-K and is incorporated herein by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders.

The information disclosed in Item 8.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 8.01 Other Events.

On January 24, 2024, the Company convened its special meeting of stockholders (the “Special Meeting”) for the purpose of approving (i) the Asset Purchase Agreement, dated November 21, 2023 (such agreement, as amended on December 8, 2023 pursuant to that certain Amendment No. 1 to Asset Purchase Agreement and as it may be further amended, modified or supplemented from time to time, the “Asset Purchase Agreement”), by and among the Company and The University of Texas M. D. Anderson Cancer Center, an institution of higher education and an agency of the State of Texas (“MDACC”), which provides for the sale to MDACC of certain assets, including all rights to each program of research and development related to (a) CaspaCIDe (inducible caspase-9), the Rimiducid-inducible safety switch designed to abrogate high-grade adverse events associated with genetically-modified cell therapies, (b) inducible MyD88/CD40 (iMC), the Rimiducid-inducible activation switch designed to enhance effector cell proliferation and persistence and to resist exhaustion and inhibitory signals, (c) dual-switch GoCAR-T, incorporating both iMC and a modified rapalog-inducible caspase-9 safety switch, and (d) Rimiducid (the “Asset Sale”), and may be deemed under Delaware law to be a sale of substantially all of our assets, and the consummation of the other transactions contemplated by the Asset Purchase Agreement (the “Asset Sale Proposal”) and (ii) subject to approval of the Asset Sale Proposal, the liquidation and dissolution of the Company in accordance with Section 275 of the Delaware General Corporation Law (the “Dissolution”) and pursuant to the Plan of Dissolution attached to the information statement previously distributed to the Company’s stockholders in connection with the Special Meeting (the “Plan of Dissolution”) (the “Dissolution Proposal”). There were 4,132,740 shares of Common Stock present or represented by proxy at the Special Meeting, which did not constitute a quorum under the Company’s bylaws.

Accordingly, the Special Meeting was adjourned without any business being conducted in order to allow time to achieve a quorum and to allow the Company’s stockholders additional time to vote on the Asset Sale Proposal and Dissolution Proposal. The Company will file a Current Report on Form 8-K to report when the adjourned Special Meeting (the “Adjourned Special Meeting”) will be held.

Cautionary Note Regarding Forward-Looking Statements

This Current Report on Form 8-K contains “forward-looking statements” which include, but are not limited to, all statements that do not relate solely to historical or current facts, such as statements regarding the Company’s expectations, intentions or strategies regarding the future, the timing and outcome of the Adjourned Special Meeting, and the completion or effects of the Asset Sale and the Dissolution. In some cases, these statements include words like: “may,” “might,” “will,” “could,” “would,” “should,” “expect,” “intend,” “plan,” “objective,” “anticipate,” “believe,” “estimate,” “predict,” “project,” “potential,” “continue” and “ongoing,” or the negative of these terms, or other comparable terminology intended to identify statements about the future. These forward-looking statements are subject to the safe harbor provisions under the Private Securities Litigation Reform Act of 1995. The Company’s expectations and beliefs regarding these matters may not materialize. Actual outcomes and results may differ materially from those contemplated by these forward-looking statements as a result of uncertainties, risks, and changes in circumstances, including but not limited to risks and uncertainties related to: the Company obtaining the requisite stockholder vote to approve the Asset Sale and the Dissolution, the ability of the parties to consummate the Asset Sale, satisfaction of closing conditions precedent to the consummation of the Asset Sale, potential delays in consummating the Asset Sale, the ability of the Company to timely execute the Dissolution, the execution costs to the Company of the Asset Sale and the Dissolution, the extent of other liabilities that the Company will be required to satisfy or reserve for in connection with the Dissolution, the impact of these costs and other liabilities on the cash, property and other assets available for distribution to the stockholders in the Dissolution, the amount of cash (if any) that will be distributed to the stockholders in connection with the Asset Sale and the Dissolution, and outcomes to the stockholders if the Asset Sale Proposal and/or the Dissolution Proposal are not approved by the requisite stockholders at the Special Meeting. Additional risks and uncertainties that could cause actual outcomes and results to differ materially from those contemplated by the forward-looking statements are included under the caption “Risk Factors” and elsewhere in the Company’s most recent filings with the SEC, including the Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2023 and any subsequent reports on Form 10-K, Form 10-Q or Form 8-K filed with the SEC from time to time and available at www.sec.gov.

The forward-looking statements included in this information statement are made only as of the date hereof. The Company assumes no obligation and does not intend to update these forward-looking statements, except as required by law.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Number	Description of Exhibits
3.1	Certificate of Designation of Senior A Junior Preferred Stock of Bellicum Pharmaceuticals, Inc., dated January 24, 2024.
3.2	Amendment to Amended and Restated Bylaws of Bellicum Pharmaceuticals, Inc., effective January 24, 2024.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Bellicum Pharmaceuticals, Inc.

Dated: January 24, 2024	By:	/s/ Richard A. Fair
Richard A. Fair
Principal Executive and Financial Officer